American Legacy II
Lincoln National Variable Annuity Account H
individual variable annuity contracts
issued by:
Lincoln National Life Insurance Co.
1300 South Clinton Street
Fort Wayne, Indiana 46802

This Prospectus describes the individual flexible premium deferred variable annuity contract (contract or variable annuity contract) issued by Lincoln National Life Insurance Co. (Lincoln Life). It is for use with the following retirement plans qualified for special tax treatment under the Internal Revenue Code of 1986, as amended (the code):

1. Public school systems and certain tax-exempt organizations [403(b)];
2. Qualified corporate employee pension and profit-sharing trusts and qualified annuity plans;
3. Corresponding plans of self-employed individuals (H.R. 10 or Keogh);
4. Individual retirement annuities (IRA);
5. Government deferred compensation plans (457); and
6. Simplified employee pension plans (SEP).

Section 403(b) business under number (1.) will normally be accepted only for purchase payments qualifying as 403(b) lump sum transfers or rollovers.

The contract described in this Prospectus is also offered to plans established by persons who are not entitled to participate in one of the previously mentioned plans (nonqualified contracts).

The contract offers you the accumulation of contract value and payment of periodic annuity benefits. These benefits may be paid on a variable or fixed basis or a combination of both. Benefits start at an annuity commencement date which you select and which must be on or before the annuitant's 85th birthday. If the annuitant dies before the annuity commencement date, the greater of the contract value or the guaranteed minimum death benefit (GMDB) will be paid to the beneficiary.(See Death benefit before annuity commencement date)

The minimum initial purchase payment for the contract is:
1. $1,500 for a nonqualified plan and a 403(b) transfer/rollover or
2. $300 for a qualified plan.

The minimum subsequent purchase payment for the contract is $25 per payment, subject to a $300 annual minimum.

All investments (purchase payments) for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life, which is the depositor. Based upon your instructions, the VAA invests purchase payments (at net asset value) in shares of one or more specified funds of the American Variable Insurance Series (series): Growth Fund, International Fund, Growth-Income Fund, Asset Allocation Fund, High-Yield Bond Fund, Bond Fund, U.S. Government/AAA-Rated Securities Fund, and Cash Management Fund. Both the value of a contract before the annuity commencement date and the amount of payouts afterward will depend upon the investment performance of the fund(s) selected. Investments in these funds are neither insured nor guaranteed by the U.S. Government or by any other person or entity.

Purchase payments for benefits on a fixed basis will be placed in the fixed side of the contract, which is part of our General Account. However, this Prospectus deals only with those elements of the contracts relating to the VAA, except where reference to the fixed side is made.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus details the information regarding the VAA that you should know before investing. This booklet also includes a current Prospectus of the series. Both should be read carefully before investing and kept for future reference.

A statement of additional information (SAI), dated April 1, 1996, concerning the VAA has been filed with the SEC and is incorporated by this reference into this Prospectus. If you would like a free copy, complete and mail the enclosed card, or call 1-800-942-5500, Ext. 4912. A table of contents for the SAI appears on the last page of this Prospectus.

This Prospectus is dated April 1, 1996

Table of contents
                                                                   Page
Special terms ....................................................  3
Expense tables ...................................................  4
Synopsis .........................................................  6
Condensed financial information for the variable annuity account .  8
Investment results ............................................... 10
Financial statements ............................................. 10
Lincoln National Life Insurance Co. .............................. 10
Variable annuity account (VAA) ................................... 10
Investments of the variable annuity account ...................... 10
Charges and other deductions ..................................... 13
The contracts .................................................... 15

Table of contents

                                                                   Page
Annuity payouts .................................................. 20
Federal tax status ............................................... 22
Voting rights .................................................... 24

Distribution of the contracts ............................ 24
Return privilege ......................................... 25
State regulation ......................................... 25
Restrictions under the Texas Optional Retirement Program . 25
Records and reports ...................................... 25
Other information ........................................ 26

Statement of Additional Information table of contents for Separate Account H 19

Special terms

(Throughout this Prospectus, in order to make the following documents more understandable to you, we have italicized the special terms.)

Account or variable annuity account (VAA)--The segregated investment account, Account H, into which Lincoln Life sets aside and invests the assets for the variable annuity contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date. See The contracts.

Advisor or investment advisor--Capital Research and Management Co. (CRMC), which provides investment management services to the series. See Investment advisor.

Annuitant--The person to whom annuity payouts are or may be paid.

Annuity commencement date--The date you choose for annuity payouts to begin to the annuitant.

Annuity option--One of the optional forms of payout of the annuity available within the contract. See Annuity payouts.

Annuity payout--An amount paid at regular intervals under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts after the annuity commencement date. See Annuity payouts.

Beneficiary--The person whom you designate to receive the death benefit, if any, in case of the annuitant's death.

Cash surrender value--Upon surrender, the contract value less any applicable charges, fees and taxes.

Code--The Internal Revenue Code of 1986, as amended.

Contract (variable annuity contract)--The agreement between you and us providing a variable annuity for the annuitant.

Contractowner (you, your)--The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is also the annuitant.

Contract value--At a given time, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--The amount payable to your designated beneficiary if the annuitant dies before the annuity commencement date. See The contracts.

Depositor--Lincoln National Life Insurance Co.

Flexible premium deferred contract--An annuity contract with an initial purchase payment, allowing additional purchase payments to be made, and with annuity payouts beginning at a future date.

Fund--Any of the underlying investment options available in the series in which your purchase payments are invested.

Home office--The headquarters of Lincoln National Life Insurance Co., located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

Lincoln Life (we, us, our)--Lincoln National Life Insurance Co.

Purchase payments--Amounts paid to purchase an annuity for an annuitant.

Series--American Variable Insurance Series (series), the funds in which purchase payments are invested.

Statement of additional information (SAI)--A document required by the SEC to be provided upon request to a prospective purchaser of a contract, you. This free document gives more information about Lincoln Life, the VAA and the variable annuity contract.

Subaccount--That portion of the VAA that reflects investments in accumulation and annuity units of a particular fund. There is a separate subaccount which corresponds to each fund.

Surrender--A contract right that allows you to terminate your contract and receive your cash surrender value. See The contracts.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of business on a particular valuation date and ending at the close of business on the next valuation date.

Withdrawal--A contract right that allows you to obtain a portion of your cash surrender value.

Expense tables

Contractowner transaction expenses:

 . The maximum contingent deferred sales charge

(as a percentage of purchase payments surrendered/withdrawn):    6%

The contingent deferred sales charge percentage is reduced over time. The later a redemption occurs, the lower the contingent deferred sales charge with respect to those withdrawals. See Contingent deferred sales charges.

(Note: This charge may be waived in certain cases. See Contingent deferred sales charges.)

Annual contract fee:    $35

This is a single charge assessed against the contract value on the last valuation date of each contract year and upon full surrender; it is not a separate charge for each subaccount.

Variable Annuity Account H annual expenses:

(as a percentage of average account value for each subaccount):

                                 For each subaccount*
Mortality and expense risk fees    1.25%

Account fees and expenses           .10%

Total Account H annual expenses    1.35%

Annual expenses of the funds:
(as a percentage of each fund's average net assets):

                                    Management      Other          Total
                                    fees        +   expenses  =    expenses
----------------------------------------------------------------------------
1. Growth                             .44%           .03%           .47%
----------------------------------------------------------------------------
2. International                      .65            .10            .75
----------------------------------------------------------------------------
3. Growth-Income                      .41            .03            .44
----------------------------------------------------------------------------
4. Asset Allocation                   .49            .03            .52
----------------------------------------------------------------------------
5. High-Yield Bond                    .51            .03            .54
----------------------------------------------------------------------------
6. Bond Fund                          .60            .05            .65
----------------------------------------------------------------------------
7. U.S. Govt./AAA-Rated Securities    .51            .03            .54
----------------------------------------------------------------------------
8. Cash Management                    .46            .03            .49
----------------------------------------------------------------------------

*The VAA is divided into eight separately-named subaccounts, each of which, in turn, invests purchase payments in its respective fund.

Examples

(reflecting expenses both of the VAA and of the funds)

If you surrender your contract at the end of the applicable time period, you would pay the following expenses* on a $1,000 investment, assuming a 5% annual return:

                         1 year    3 years      5 years     10 years
---------------------------------------------------------------------
1. Growth                 $79       $108         $129        $215
---------------------------------------------------------------------
2. International           82        117          145         247
---------------------------------------------------------------------
3. Growth-Income           78        107          128         213
---------------------------------------------------------------------

-------------------------------------------------------------------------------
4. Asset Allocation                  79        109          131         219
-------------------------------------------------------------------------------
5. High-Yield Bond                   79        109          132         220
-------------------------------------------------------------------------------
6. Bond Fund**                       80        113            -           -
-------------------------------------------------------------------------------
7. U.S. Govt./AAA-Rated Securities   79        109          132         220
-------------------------------------------------------------------------------
8. Cash Management                   79        108          129         215
-------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses* on a $1,000 investment, assuming a 5% annual return:


                                   1 year    3 years      5 years     10 years
-------------------------------------------------------------------------------
1. Growth                           $19        $58         $ 99        $215
-------------------------------------------------------------------------------
2. International                     22         67          115         247
-------------------------------------------------------------------------------
3. Growth-Income                     18         57           98         213
-------------------------------------------------------------------------------
4. Asset Allocation                  19         59          101         219
-------------------------------------------------------------------------------
5. High-Yield Bond                   19         59          102         220
-------------------------------------------------------------------------------
6. Bond Fund**                       20         63           -            -
-------------------------------------------------------------------------------
7. U.S. Govt./AAA-Rated Securities   19         59          102         220
-------------------------------------------------------------------------------
8. Cash Management                   19         58           99         215
-------------------------------------------------------------------------------

  * These expenses, calculated as mandated by the SEC, reflect the annual contract fee as the ratio of the total contract fees collected in the most recent fiscal year to the total average net assets of the account.

 ** These expenses are estimated amounts for the fiscal year ended November 30, 1995.

All of the figures provided under the subheading Annual expenses of the funds and part of the data used to produce the figures in the examples were supplied by the underlying portfolio company (series) through the VAA's principal underwriter, American Funds Distributors, Inc. We have not independently verified this information.

This table is provided to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses both of the VAA and of the eight funds. For more complete descriptions of the various costs and expenses involved, see Charges and other deductions in this Prospectus, and Fund Organization and Management in the Prospectus for the series. Premium taxes may also be applicable, although they do not appear in the table. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown. This table is unaudited.

Synopsis

What type of contract am I buying? It is an individual annuity contract issued by Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus is intended to provide disclosure only about the variable portion of the contract. See The contracts.

What is the variable annuity account (VAA)? It is a segregated asset account established under Indiana insurance law, and registered with the SEC as a unit investment trust. The assets of the

VAA are allocated to one or more subaccounts, according to your investment choice. Those assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Through its various subaccounts, the VAA uses your purchase payments to purchase series shares, at your direction, in one or more of the following investment funds of the series: Growth, International, Growth-Income, Asset Allocation, High-Yield Bond, Bond, U.S. Government/AAA-Rated Securities, and Cash Management. In turn, each fund holds a portfolio of securities consistent with its own particular investment policy. See Investments of the variable annuity account and Description of the series.

Who invests my money? The investment advisor for the series is CRMC, Los Angeles, California. CRMC is a long-established investment management organization, and is registered as an investment advisor with the SEC. See Investments of the variable annuity account and Investment advisor.

How does the contract work? Once we approve your application, you will be issued your individual annuity contract. During the accumulation period, while you are paying in, your purchase payments will buy accumulation units under the contract. Should you decide to annuitize (that is, change your contract to a payout mode rather than an accumulation mode), your accumulation units will be converted to annuity units. Your periodic annuity payout will be based upon the number of annuity units to which you became entitled at the time you decided to annuitize and the value of each unit on the valuation date. See The contracts.

What charges are associated with this contract? At the end of each contract year and at the time of surrender, we will deduct $35 from your contract value as a maintenance charge.

Should you decide to withdraw contract value before your purchase payments have been in your contract for a certain minimum period, you will incur a contingent deferred sales charge of anywhere from 1% to 6%, depending upon how many full contract years those payments have been in the contract. (Note: This sales charge is not assessed upon annuitization, upon the death of the annuitant or where total and permanent disability occurs after the contract effective date and before the annuitant's 65th birthday.)

If your state assesses a premium tax with respect to your contract, then at the time the tax is incurred (or at such other time as we may choose), we will deduct those amounts from purchase payments or contract value, as applicable. See Charges and other deductions and Deductions for premium taxes.

We assess an annual administrative charge of 0.10% against the daily net asset value of the variable annuity account as a whole, including that portion of the account attributable to your purchase payments. In addition, we assess an annual charge of 0.80% of net asset value for the mortality risk guarantee given in the contract, and 0.45% is made for administrative expense risks assumed by us. For a complete discussion of the charges associated with the contract, see Charges and other deductions.

The series pays a fee to its investment advisor, CRMC, based upon the average daily net asset value of each fund in the series. See Investments of the variable annuity account - Investment advisor. In addition, there are other expenses associated with the daily operation of the series. These are more fully described in the Prospectus for the series.

How much must I pay, and how often? Subject to the minimum and maximum payments stated on the first page of the Prospectus, the amount and frequency of your payments are completely flexible. See The contracts - Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you elect an annuity payout option. Once you have done so, your periodic payout will be based upon a number of factors. If you participate in the VAA, the changing values of the funds in which you have invested will be one factor. See Annuity payouts. Remember that participants in the VAA benefit from any gain, and take a risk of any drop, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? If you are the annuitant and also the contractowner, then the beneficiary whom you designate will receive either the GMDB, or the then current value of the contract, whichever is greater. Your beneficiary will have certain options for how the money is to be paid out. A contractowner who is not also the annuitant is subject to certain special rules. See The contracts-Death benefit before annuity commencement and Death of contractowner.

May I transfer contract value between funds in the series? Yes; however, there are limits on how often you may do so. See The contracts-Transfers of accumulation units between subaccounts and Transfers on or following the annuity commencement date.

May I transfer contract value from the fixed to the variable side of the contract, and vice-versa? Yes, subject once again to specific restrictions in the contract. See The contracts - Transfers of accumulation units to and from the General Account.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to restrictions imposed under certain retirement plans. Contractowners under a public school system or tax-exempt institution qualifying under Section 403(b) of the code are subject to special restrictions upon surrender and withdrawal.

If you surrender the contract or make a withdrawal, certain charges may be assessed, as discussed above and under Charges and other deductions. In addition, the Internal Revenue Service (IRS) may assess a 10% premature withdrawal penalty tax. A surrender or a withdrawal may be subject to 20% withholding. See Federal tax status and withholding.

Do I get a free look at this contract? Yes. If within ten days (or a longer period if required by law) of the date you first receive the contract you return it, postage prepaid to the home office of Lincoln Life, it will be canceled. However, except in some states, during this period, you assume the risk of a market drop with respect to purchase payments which you allocate to the variable side of the contract. See Return privilege.

Condensed financial information for the variable annuity account accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for each of the seven years in the period ended December 31, 1995 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI.

                                       1989*     1990      1991        1992       1993        1994        1995
----------------------------------------------------------------------------------------------------------------
Growth subaccount
Accumulation unit value
 .Beginning of period.............     $1.000     1.009      .952       1.252       1.369       1.571       1.558
 .End of period...................     $1.009      .952     1.252       1.369       1.571       1.558       2.049
Number of accumulation units
 .End of period (000's omitted)...     48,888   198,367   486,812     752,797     980,310   1,133,151   1,335,028
----------------------------------------------------------------------------------------------------------------
Growth-Income subaccount
Accumulation unit value
 .Beginning of period.............      1.000     1.021      .982       1.202       1.280       1.418       1.428
 .End of period ..................      1.021      .982     1.202       1.280       1.418       1.428       1.875
Number of accumulation units
 .End of period (000's omitted)...     88,723   340,270   703,495   1,122,418   1,500,824   1,680,732   1,877,129
----------------------------------------------------------------------------------------------------------------
International subaccount**
Accumulation unit value
 .Beginning of period ............      N/A       1.000      .947       1.044       1.021       1.354       1.361
 .End of period ..................      N/A        .947     1.044       1.021       1.354       1.361       1.514
Number of accumulation units
 .End of period (000's omitted)...      N/A      78,763   200,309     360,734     697,520     984,460   1,078,152
----------------------------------------------------------------------------------------------------------------
Asset Allocation subaccount
Accumulation unit value
 .Beginning of period.............      1.000     1.022      .998       1.200       1.284       1.399       1.377
 .End of period ..................      1.022      .998     1.200       1.284       1.399       1.377       1.760
Number of accumulation units
 .End of period (000's omitted)...     41,276   110,929   174,468     285,119     410,464     448,248     480,392
----------------------------------------------------------------------------------------------------------------
High-Yield Bond subaccount
Accumulation unit value
 .Beginning of period.............      1.000     1.006     1.031       1.287       1.429       1.641       1.513
 .End of period ..................      1.006     1.031     1.287       1.429       1.641       1.513       1.818
Number of accumulation units
 .End of period (000's omitted)...      5,671    17,624    47,739     101,884     191,433     216,546     256,041
----------------------------------------------------------------------------------------------------------------
U.S. Government/AAA-Rated subaccount
Accumulation unit value
 .Beginning of period.............      1.000     1.018     1.089       1.246       1.323       1.451       1.369
 .End of period...................      1.018     1.089     1.246       1.323       1.451       1.369       1.559
Number of accumulation unit.
 .End of period (000's omitted)...     13,695    59,506   139,710     212,716     282,851     282,879     296,349
----------------------------------------------------------------------------------------------------------------
Cash Management subaccount
Accumulation unit value
 .Beginning of period.............      1.000     1.029     1.095       1.140       1.161       1.177       1.206
 .End of period ..................      1.029     1.095     1.140       1.161       1.177       1.206       1.256
Number of accumulation units
 .End of period (000's omitted)...     23,046    96,578   106,259     133,763     106,323     141,512     130,252
----------------------------------------------------------------------------------------------------------------

*The VAA began operations on August 1, 1989, so the figures for 1989 represent experience of less than one year.
**The International subaccount began operations on May 1, 1990, so the figures for 1990 represent experience of less than one year.
There is a Bond Fund but it is not in the chart because it did not begin activity until 1996.

Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges and contract fees. Results calculated without contingent deferred sales charges or contract fees will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further information.


Financial statements

The financial statements for the VAA and Lincoln Life are located in the SAI. If you would like a free copy, complete and mail the enclosed card, or call 1-800-942-5500, Ext. 4912.


Lincoln National Life Insurance Co.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.


Variable annuity account (VAA)

On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.


Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each series fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The Series is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.


Investment advisor

The investment advisor for the series is CRMC, 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the series, the investment advisor receives a fee from the series which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchase and Redemption of Shares, in the Prospectus for the series.


Description of the series

The series was organized as a Massachusetts business trust in 1983 and is registered as a diversified, open-end management investment company under the 1940 Act. Diversified means not owning too great a percentage of the securities of any one company. An open-end company is one which, in this case, permits Lincoln Life to sell its shares back to the series when you make a withdrawal, surrender the contract or transfer from one fund to another. Management investment company is the legal term for a mutual fund. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act.

The series has eight separate portfolios of funds. The series' Board of Trustees may at any time establish additional funds, which may or may not be available to the VAA. The series offers shares to insurance company separate accounts only. Lincoln National Life Insurance Co., for its separate account H, is a shareholder of the series. Fund assets are segregated and a shareholder's interest is limited to those funds in which the shareholder owns shares.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the series which is included in this booklet. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


1. Growth Fund -- This fund seeks to provide growth of capital. Whatever current income is generated by the fund is likely to be incidental to the objective of capital growth. Ordinarily, accomplishment of the fund's objective of capital growth will be sought by investing primarily in common stocks or securities with common stock characteristics.

2. International Fund -- The investment objective is long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States.

3. Growth-Income Fund -- The investment objective is growth of capital and income. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the assets of the Growth-Income Fund consist principally of a diversified group of common stocks, but other types of securities may be held when deemed advisable including preferred stocks and corporate bonds, including convertible bonds.

4. Asset Allocation Fund -- This fund seeks total return (including income and capital gains) and preservation of capital over the long-term by investing in a diversified portfolio of securities. These securities can include common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less).

5. High-Yield Bond Fund -- The investment objective is a fully managed, diversified bond portfolio. It seeks high current income and secondarily seeks capital appreciation. This fund will generally be invested substantially in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

6. Bond Fund -- The Bond Fund seeks a high level of current income as is consistent with the preservation of capital by investing in a broad variety of fixed income securities including: marketable corporate debt securities, loan participations, U.S. Government Securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. Please note: As of the date of this Prospectus, the Bond Fund is not yet available in all states. Please consult your investment dealer for current information about the Bond Fund's availability.

7. U.S. Government/AAA-Rated Securities Fund -- This fund seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.

8. Cash Management Fund -- The investment objective is high yield while preserving capital by investing in a diversified selection of money market instruments.

Sale of fund shares by the series

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the series sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the series sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The series currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The series Board of Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectus for the series.

Reinvestment

All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, deletion or substitution of investments

We reserve the right, within the law, to make additions, deletions and substitutions for the series and/or any funds within the series in which the VAA participates. (We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract.) No substitution of the shares attributable to your account may take place without notice to you and before approval of the SEC, in accordance with the 1940 Act.



Charges and other deductions


Maintenance and administrative charge

We will deduct a contract maintenance charge of $35 per contract year. This charge will be deducted from the contract value on the last valuation date of each contract year to compensate us for administrative services provided to you. This charge will also be deducted from the contract value upon surrender. In addition, we deduct from the VAA an amount, computed daily, which is equal to an annual rate of .10% of the daily net asset value of the VAA, to compensate us for our administrative services.

Among the administrative services which we provide to you are processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including automatic withdrawal services), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone fund transfer services.


Contingent deferred sales charge

A contingent deferred sales charge does apply (except as described below) to surrenders and withdrawals of other purchase payments that have been invested for the periods indicated as follows:

                           Number of complete contract years that
                           a purchase payment has been invested
-------------------------------------------------------------------
                              Less     At
                              than     least
                              2 years  2    3    4    5    6    7+

Contingent deferred sales
charge as a percentage of
the surrendered or
withdrawn purchase payments   6%       5    4    3    2    1    0

A contingent deferred sales charge does not apply to:

1. A surrender or withdrawal of purchase payments that have been invested at least seven full contract years.

2. The first withdrawal of contract value during a contract year to the extent the withdrawal does not exceed 10% of the purchase payments (this 10% withdrawal exception does not apply to a surrender of a contract);

3. Automatic withdrawals, not in excess of 10% of the purchase payments during a contract year, made by non-trustee contractowners who are at least 59 1/2;

4. A surrender of a contract or withdrawal of contract value as a result of the annuitant's permanent and total disability [as defined in section 22(e)(3) of the code], after the effective date of the contract and before the annuitant's 65th birthday;

5. A surrender of a contract or withdrawal of contract value of a contract issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of Lincoln National Corp. or The Capital Group, Inc. or their affiliated or managed companies (based upon the contractowner's status at the time the contract was purchased); and

6. A surrender of the contract as a result of the death of the annuitant. However, these charges are not waived for withdrawals except as provided in No. 1 above, nor are they waived as a result of the death of a contractowner who is not the annuitant.

The contingent deferred sales charge is calculated separately for each contract year's purchase payments to which a charge applies. (For purposes of calculating this charge, we assume that purchase payments are withdrawn on a first in-first out basis, and that all purchase payments are withdrawn before any earnings are withdrawn.) The contingent deferred sales charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.


Deductions from the VAA for assumption of mortality and expense risks

We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.25% of the daily net asset value, to compensate us for our assumption of certain risks described below. This charge is made up of two parts: (1) Our assumption of mortality risks (0.80%) and (2) Our assumption of expense risks (0.45%). The level of this charge is guaranteed and will not change.

Our assumption of mortality risks guarantees that the annuity payouts made to our contractowners will not be affected by the mortality experience (life span) either of persons receiving those payouts or of the general population. We assume this mortality risk through guaranteed annuity rates incorporated into the contract which cannot be changed. We also assume the mortality risk inherent in the death benefit before the annuity commencement date.

We anticipate that the charges for administrative expenses, which cannot be increased by us, will cover administrative costs; however, we assume the expense risk that those charges will be insufficient to cover those costs. See Maintenance and administrative charge for a partial list of the administrative services provided. As indicated, we do not intend to profit from the stated administrative charges. If the charges prove to be insufficient, the excess costs will be absorbed by us.

We expect to profit from the daily deduction for mortality and expense risks. This profit, as well as any other profit realized by us and held in the General Account (which supports insurance and annuity obligations), would be available for any proper corporate purpose, including, but not limited to, payment of sales and distribution expenses. (Based on our actuarial determination, we do not anticipate that the contingent deferred sales charge will cover all sales expenses which we will incur in connection with the contract.)


Deductions for premium taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from 0.5% to 4.0%.


Other charges and deductions

There are deductions from and expenses paid out of the assets of the underlying series that are described in the Prospectus for the series.


Additional information

Participants in the Texas Optional Retirement Program should refer to Restrictions under the Texas Optional Retirement Program, later in this Prospectus booklet.

The administrative and contingent deferred sales charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of administrative and contingent deferred sales charges applicable to a particular contract will be stated in that contract.



The contracts


Purchase of contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

If a completed application and all other information necessary for processing a purchase order are received, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately (unless you specifically authorize us to keep it until the application is complete). Once the application is complete, the initial purchase payment must be priced within two business days.


Who can invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The annuitant cannot be older than age 85.


Purchase payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $1,500 for nonqualified contracts and Section 403(b) transfers/rollovers; and $300 for qualified contracts. The minimum annual amount for subsequent purchase payments is $300 for nonqualified and qualified contracts, with a minimum of $25 per payment. Purchase payments in total may not exceed $1 million for each annuitant. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $300. Payments may be resumed at any time until the annuity commencement date, the surrender of the contract or the death of the annuitant, whichever comes first.


Valuation date

Accumulation and annuity units will be valued once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of purchase payments

Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund of the series, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20 under the contract. Upon allocation to the appropriate subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., E.S.T. If the purchase payment is received at or after 4:00 p.m., E.S.T., we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way shall not be changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Accumulation units for each subaccount are valued separately. Initially, the value of each accumulation unit was set at $1.00. Thereafter, the value of an accumulation unit in any subaccount on any valuation date equals the value of an accumulation unit in that subaccount as of the preceding valuation date multiplied by the net investment factor of that subaccount for the current valuation period.

To determine the net investment factor, first we calculate a gross investment rate for each fund for the valuation period. This rate is equal to (a) the investment income of the fund for the valuation period (plus capital gains and minus capital losses for the period, realized or unrealized); minus (b) a daily charge against net assets for investment advisory services and other expenses accrued by the fund for each day of the valuation period; then (c) the remainder is divided by the net asset value of the fund at the beginning of the valuation period. This gross investment rate may be positive or negative.

Once the gross investment rate is determined, we then derive the net investment rate for each subaccount. That rate is equal to the gross investment rate for the fund minus a daily charge at an annual rate of 1.35% for each day of the valuation period.

Finally, to obtain the net investment factor for each subaccount, we add
1.000000 to its net investment rate for the valuation period.


Transfers between subaccounts before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values as of the valuation date immediately following receipt of the transfer request. There is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for transfers between subaccounts, subject to approval of the SEC.

Transfers between subaccounts are restricted to six times every contract year. We reserve the right to waive this six-time limit. The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount. A transfer may be made by writing to our home office or, if a Telephone Exchange Authorization form (available from us) is on file with us, by a toll-free telephone call.


Transfers to and from the General Account before the annuity commencement date

You may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. These transfers cannot be elected more than six times every contract year. We reserve the right to waive this six-time limit. The minimum amount which can be transferred to the fixed side is $300 or the total amount in the subaccount, if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side. There is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for any transfers to and from the General Account, subject to approval of the SEC.

You may also transfer all or any part of the contract value from the fixed side of your contract to the various subaccount(s) subject to the following restrictions: (1) no more than 25% of the value of the fixed side may be transferred to the subaccount(s) in any 12 month period; (2) the minimum amount which can be transferred is $300 or the amount in the fixed account; and (3) this transfer cannot be made during the first 30 days after the issue date of the contract and cannot be elected more than six times every contract year. We reserve the right to waive any of these restrictions.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


Transfers on or following the annuity commencement date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, on or after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the subaccounts.


Death benefit before the annuity commencement date

You may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

If the annuitant dies before the annuity commencement date, a death benefit equal to the greater of: (1) The GMDB; or (2) The current value of the contract, will be paid to your designated beneficiary.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
(1) Proof, satisfactory to us, of
the death of the annuitant; (2) Written authorization for payment; and (3) Our receipt of all required claim forms, fully completed.


The GMDB is equal to the sum of all purchase payments plus any attributable gain, minus any withdrawals, partial annuitizations and premium taxes incurred. We determine the attributable gain separately for each contract year on its seventh anniversary (once its surrender charge period has expired). The attributable gain consists of the earnings on a contract year's net purchase payment(s) [purchase payment(s) minus any withdrawals and partial annuitizations, applied on a first-in first-out basis] as of the valuation date just before its seventh anniversary. This amount will then be included in the GMDB calculation.

If contract conditions are met, the GMDB will be increased automatically by us according to the prescribed formula based upon the contract's internal rate of return. For this to occur, the annuitant, as of the seventh anniversary of each eligible contract year, must still be living and must be less than 81 years of age. For more information about GMDB calculations, please refer to the SAI.

At any time during a 60-day period beginning at the time due proof of the death of the annuitant is received by us, the beneficiary may elect to receive payment either in the form of a lump sum settlement or an annuity payout.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If an election has not been made by the end of the 60-day period, a lump sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

If an annuity payout is elected, the annuity commencement date shall be the date specified in the request but no later than 60 days after we receive satisfactory claim documentation as discussed previously. Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests (There are no restrictions on the beneficiary's use of the proceeds.); and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner or to the contractowner's estate, as applicable.


Joint/contingent ownership

If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract.

A contingent owner may exercise ownership rights in this contract only after the contractowner dies.


Death of contractowner

If the contractowner of a nonqualified contract dies before the annuity commencement date, then, in compliance with the code, the cash surrender value of the contract will be paid as follows:

1. Upon the death of a nonannuitant contractowner, the proceeds shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the proceeds shall be paid to the annuitant named in the contract; and

2. Upon the death of a contractowner, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of this contract regarding death of annuitant will control. If the recipient of the proceeds is the surviving spouse of the contractowner, the contract may be continued in the name of that spouse as the new contractowner.

The code requires that any distribution be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the beneficiary's life expectancy.


Surrenders and withdrawals

Before the annuity commencement date (but not after), we will allow the surrender of the contract or a withdrawal of the contract value upon your written request.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age
59 1/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will be subject to the restrictions.

The contract value available upon surrender/withdrawal is the value of the contract at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the General Account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $300, and the remaining contract value must be at least $300. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of contract value before the annuity commencement date. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax status.

If the total contract value is less than $300, and if no purchase payments have been made for at least two years, we reserve the right to terminate the contract.


Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit the surrender/withdrawal charges previously deducted. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.


Commissions


The commissions paid to dealers are a maximum of 4.7% (or 5.6% during certain special sales promotions) of each purchase payment; plus an annual continuing commission equal to 0.25% of the value of contract purchase payments invested for at least 15 months; plus an annual persistency bonus equal to 0.50% of each contract year's increased GMDB, paid over a period of eight years. At times, additional sales incentives (up to 0.25% of purchase payments) may be provided to dealers maintaining certain sales volume levels. In addition, the equivalent of 4.7% of contract value can be paid to dealers upon annuitization. These commissions are not deducted from purchase payments or contract value; they are paid by us.


Ownership

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.


Contractowner questions

The obligations to purchasers under the contracts are those of Lincoln Life. Your questions and concerns should be directed to us at 1-800-942-5500.



Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law; however, this date can not be any later than the annuitant's 85th birthday. (PLEASE NOTE THE FOLLOWING EXCEPTION: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the code] and qualified annuity plans [described in Section 403(a) of the code], including H.R.10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the annuitant would receive no payouts if he/she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Income with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the annuitant.

Joint-and-Survivor Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint-and-Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor, during their lifetime, receives two thirds of the periodic payout made when both were alive.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the home office receives written notice of the annuitant's death if received before 4:00 p.m. E.S.T. Otherwise, the computation shall be made on the next valuation date.


Other options, with or without withdrawal features, may be made available by us. The mortality and expense risk charge and the charge for administrative services will be assessed on all annuity payouts, including those that do not have a life contingency and therefore no mortality risk.

You may change your annuity commencement date, change your annuity option or change the allocation of your investment among subaccounts up to 30 days before your scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) with 120 monthly payouts guaranteed, except when a joint and survivor payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death will be paid to your beneficiary as payouts become due.

The contract contains no provision under which an annuitant or a beneficiary may surrender their contract or make a withdrawal and receive a lump-sum settlement once annuity payouts have begun. See Surrenders and withdrawals. Options are only available to the extent they are consistent with the requirements of
Section 72(s) of the code, if applicable.


Variable annuity payouts

Variable annuity payouts will be determined using:

1. The contract value before the annuity commencement date;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the annuitant with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each month thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. There is a more complete explanation of this calculation in the SAI.

Federal tax status

This section is a discussion of the Federal income tax rules applicable to the contracts as of the date of this Prospectus. More information is provided in the SAI. THESE DISCUSSIONS AND THOSE IN THE SAI ARE NOT INTENDED AS TAX ADVICE. This section does not discuss the Federal tax consequences resulting from every possible situation. No attempt has been made to consider any applicable state, local, or foreign tax law, other than the imposition of any state premium taxes (See Deductions for premium taxes). If you are concerned about the tax implications with respect to the contracts, you should consult a tax advisor. The following discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the IRS. No representation is made about the likelihood of continuation of the present Federal income tax laws or their current interpretations by the IRS.

Taxation of nonqualified contracts

You are generally not taxed on increases in the value of your contract until a distribution occurs. This distribution can be in the form of a lump sum payout received by requesting all or part of the cash surrender value (i.e. surrenders/withdrawals) or as annuity payouts. For this purpose, the assignment or pledge of, or the agreement to assign or pledge, any portion of the value of a contract will be treated as a distribution. A transfer of ownership of a contract, or designation of an annuitant (or other beneficiary) who is not also the contractowner, may also result in tax consequences. The taxable portion of a distribution (in the form of a lump sum payout or an annuity) is taxed as ordinary income. For purchase payments made after February 28, 1986, a contract owner who is not a natural person (for example, a corporation) [subject to limited exceptions] will be taxed on any increase in the contract's cash value over the investment in the contract during the taxable year, even if no distribution occurs. (See Section 72(u) of the code.) The next discussion applies to Contracts owned by natural persons.


In the case of a surrender under the contract or withdrawal of contract value, generally amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the surrender exceeds the investment in the contract at that time. Any additional amount withdrawn is not taxable. The investment in the contract generally equals the portion, if any, of any purchase payment made by or on behalf of an individual under a contract which is not excluded from the individual's gross income.

Even though the tax consequences may vary depending on the form of annuity payout selected under the contract, the Contractowner of an annuity payout generally is taxed on the portion of the annuity payout that exceeds the investment in the contract. For variable annuity payouts, the taxable portion is determined by a formula that establishes a specific dollar amount of each payout that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payouts. For fixed annuity payouts, there generally is no tax on the portion of each payout that represents the same ratio that the investment in the contract bears to the total expected value of payouts for the term of the annuity; the remainder of each payout is taxable. For individuals whose annuity starting date is after December 31, 1986, the entire distribution (whether fixed or variable) will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the contract.

There may be imposed a penalty tax on distributions equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, which generally are distributions:


1. Received on or after the Contractowner attaining age 59 1/2;

2. Made as a result of death or disability of the Contractowner;

3. Received in substantially equal periodic payments such as a life annuity (subject to special recapture rules if the series of payouts is subsequently modified);

4. Under a qualified funding asset in a structured settlement;

5. Under an Immediate Annuity Contract as defined in the code; and/or

6. Under a contract purchased in connection with the termination of certain retirement plans.

Qualified contracts

The contracts may be purchased in connection with the following types of tax-favored retirement plans:

1. Contracts purchased for employees of public school systems and certain tax-exempt organizations, qualified under Section 403(b) of the code (normally for transfers or rollovers only);

2. Pension and profit-sharing plans of self-employed individuals (H.R. 10 or Keogh plans) or corporations, qualified under Section 401(a) or 403(a) of the code;

3. IRAs, qualified under Section 408 of the code;

4. Deferred compensation plans of state or local governments, qualified under
Section 457 of the code; and/or

5. SEPs, qualified under Section 408(k) of the code.


The tax rules applicable to these plans, including restrictions on contributions and benefits, taxation of distributions and any tax penalties, vary according to the type of plan and its terms and conditions. Participants under such plans, as well as contractowners, annuitant and beneficiaries, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contracts. Purchasers of contracts for use with any qualified plan, as well as plan participants and beneficiaries, should consult counsel and other advisors as to the suitability of the contracts to their specific needs, and as to applicable code limitations and tax consequences.
Multiple contracts

All contracts entered into after October 21, 1988, and issued by the same insurance company (or its affiliates) to the same contractowner during any calendar year will be treated as a single contract for tax purposes.

Investor control

The Treasury Department has indicated that guidelines may be issued under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the contractowner has excessive control over the investments underlying the contract. The issuance of those guidelines may require us to impose limitations on your right to control the investment. We do not know whether any such guidelines would have a retroactive effect.

Withholding

Generally, pension and annuity distributions are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Under the Unemployment Compensation Amendments of 1992 (UCA), 20% income tax withholding may apply to eligible rollover distributions. All taxable distributions from qualified plans and Section 403(b) annuities are eligible rollover distributions, except (1) annuities paid out over life or life expectancy, (2) installments paid for a period spanning 10 years or more, and
(3) required minimum distributions. The UCA imposes a mandatory 20% income tax withholding on any eligible rollover distribution that the contractowner does not elect to have paid in a direct rollover to another qualified plan, Section 403(b) annuity or individual retirement account. Distributions from Section 457 plans are subject to the general wage withholding rules.

Voting rights

As required by law, we will vote the series shares held in the VAA at meetings of the shareholders of the series. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in funds of the series. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the series shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Series shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the series. Since the series engages in shared funding, other persons or entities besides Lincoln Life may vote series shares. See Sale of fund shares by the series.

Distribution of the contracts

American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, CA 90071, is the distributor and principal underwriter of the contracts. They will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with AFD and have been licensed by state insurance departments to represent us. AFD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 2348, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the date of receipt of the cancellation, plus any contract maintenance and administrative fees and any premium taxes which had been deducted. No contingent deferred sales charge will be made. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as defined in Texas law;

2. Retirement; or

3. Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.

Records and reports

As presently required by the 1940 Act and applicable regulations, we will maintain all records and accounts relating to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


Lincoln National Variable Annuity Account E and Lincoln Life Flexible
Premium Variable Life Accounts F, G and J (all registered as investment companies under the 1940 Act) and Lincoln National Flexible Premium Group Variable Annuity Accounts 50, 51 and 52 are all segregated investment accounts of Lincoln National Life Insurance Co. (Lincoln Life) which also invest in the series. The series also offers shares of the funds to other segregated investment accounts.

Statement of Additional Information table of contents for Separate Account H

Item

General Information and History of Lincoln Life................................

Special Terms..................................................................

Services.......................................................................

Purchase of Securities Being Offered...........................................

Underwriters...................................................................

Item...........................................................................

Calculation of Investment Results..............................................

Annuity Payments...............................................................

Federal Tax Status.............................................................

Automatic Increase in the Guaranteed Minimum Death Benefit.....................

Advertising and Sales Literature...............................................

Financial Statements...........................................................


For a free copy of the SAI please see page one of this booklet.